FOURTH AMENDMENT TO SECOND
                       AMENDED LOAN AND SECURITY AGREEMENT


                  THIS FOURTH AMENDMENT TO SECOND AMENDED LOAN AND SECURITY AGREEMENT (this "Fourth Amendment") made as of this _____ day of December, 1997, by and between THE SHAW GROUP INC., a Louisiana corporation, B.F.SHAW, INC., a South Carolina corporation, NATIONAL FABRICATORS, INC., a Louisiana corporation and FVF, INCORPORATED, a Louisiana corporation, SUNLAND FABRICATORS, INC., a Louisiana corporation, SHAW-FRONEK FABRICATION, INC., a Texas corporation, FRONEK ENGINEERING AND CONSULTING, INC., a Delaware corporation, SHAW INTERNATIONAL, INC., a Louisiana corporation, WORD INDUSTRIES FABRICATORS, INC., an Oklahoma corporation, SHAW INDUSTRIAL SUPPLY CO., INC., a Louisiana corporation, and ALLOY PIPING PRODUCTS, INC., a Louisiana corporation, MANUFACTURAS SHAW SOUTH AMERICA, C.A., a Venezuela company, FRONEK A/DE, INC., a Louisiana corporation, WELDING TECHNOLOGY AND SUPPLY INC., an Oklahoma corporation, PIPE SHIELDS, INC., a California corporation, NAPTECH, INC., a Utah corporation, NAPTECH PRESSURE SYSTEMS CORPORATION, a Utah corporation, FRONEK - REN, s.r.o., a corporation organized under the laws of the Czech Republic, UNITED CRAFTS, INC., a Louisiana corporation, PIPEWORK ENGINEERING AND
DEVELOPMENTS LIMITED, a corporation organized under the laws of the United Kingdom (collectively, the "Borrowers"), MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, CITY NATIONAL BANK OF BATON ROUGE, a national bank, UNION PLANTERS BANK OF LOUISIANA, a Louisiana banking corporation (successor by merger to Sunburst Bank), and HIBERNIA NATIONAL BANK, a national bank (collectively, the "Lenders"), and MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, as agent for Lenders (in such capacity, the "Agent").

                                   WITNESSETH:

                  WHEREAS, Borrowers and Lenders have heretofore executed a certain Second Amended Loan and Security Agreement dated as of March 29, 1996, as amended by an Amendment to Second Amended Loan and Security Agreement dated as of November ___, 1996 made by and among Borrowers, Lenders and Agent, as further amended by a Second Amendment to Second Amended Loan and Security Agreement dated as of November 15, 1996 made by and among Borrowers, Lenders and Agent, and as further amended by a Third Amendment to Second Amended Loan and Security Agreement dated as of November ___, 1997 made by and among Borrowers, Lenders and Agent (as amended, the "Agreement"); and

                  WHEREAS, Borrowers have requested an increase of the Total Revolving Loan Facility from $70,000,000.00 to $77,000,000.00 and certain amendments to the Agreement, which amendments Lenders are willing to make on the terms and conditions set forth herein; and

                  NOW, THEREFORE, in consideration of the above premises and for other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. The definition of "Total Revolving Loan Facility" in Section 1 of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

        Total Revolving Loan Facility shall mean the amount of Seventy-Seven Million Dollars ($77,000,000.00).

                  2. The fifth sentence of Section 2.1 of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

         The face amount of any Letters of Credit issued and outstanding under this subsection 2.1 at any one time shall not exceed, in the aggregate, the amount of Fifteen Million Dollars ($15,000,000.00); provided, however, that no Lenders shall be required to advance any Loan or accept a risk participation in any Letter of Credit requested by a Borrower hereunder which, when added to the principal amount of such Lender's then outstanding Loans and its risk participation in the then outstanding Letters of Credit under this subsection 2.1, would exceed the amount of such Lender's Pro Rata Share of the Total Revolving Loan Facility as set forth on the signature pages of that certain Fourth Amendment to Second Amended Loan and Security Agreement dated as of December ___, 1997 made by and among Borrowers, Agent and each of the Lenders.

                  3. Lenders' and Agent's agreement to amend the Agreement as set forth herein is subject to the following preconditions:

                     (a) Execution by each of the Borrowers of this Fourth Amendment;

                     (b) Payment to Agent for the ratable benefit of the Lenders, of a nonrefundable amendment fee in the amount of Twenty-Five Thousand Dollars($25,000.00), which shall be due and payable by Borrowers and shall be fully earned by Lenders on the date of this Fourth Amendment; and

                     (c) Execution and delivery by Borrowers of such other documents or agreements as Agent and/or Lenders may reasonably require in order to fully and effectively carry out the intents and purposes of the Agreement as amended by this Fourth Amendment.

                  4. Borrowers hereby represent and warrant to Lenders that:

          (a) the execution, delivery and performance by Borrowers of this Fourth Amendment are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Fourth Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of its Articles of Incorporation or Bylaws, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any Borrower is bound or to which any Borrower is subject;

           (b) this Fourth Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of Borrowers enforceable in accordance with its terms; and

           (c) as of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Agreement has occurred and is continuing.

      5. Borrowers  hereby release Lenders and Participant and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lenders or Participant occurring at any time prior to the execution of this Fourth Amendment, with respect to Borrowers or the Agreement.

     6. The Agreement, as hereby amended, and any other agreements executed in connection therewith, are and shall remain the binding obligations of Borrowers, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed.

     7. All references in the Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Agreement as amended by this Fourth Amendment.

     8. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

     9. This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

     10. In the event of any inconsistency or conflict between this Fourth Amendment and the Agreement, the terms, provisions and conditions of this Fourth Amendment shall govern and control.

     11. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS, AGENT AND LENDERS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS, AGENT AND LENDERS COVERING SUCH MATTERS ARE CONTAINED IN THE
AGREEMENT,  AS HEREBY  AMENDED,  WHICH  CONSTITUTES  A  COMPLETE  AND  EXCLUSIVE
STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS, AGENT AND LENDERS EXCEPT AS BORROWERS, AGENT AND LENDERS MAY LATER AGREE IN WRITING TO MODIFY. THE AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

     12. This Fourth Amendment is made solely for the benefit of Borrowers and Lenders as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

     13. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

     14. This Fourth Amendment may be executed in one or more counterparts by the parties hereto, and shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first written above on this _____ day of December, 1997.

                                        Agent:

                                        MERCANTILE BUSINESS CREDIT INC.


                                        By:
                                        Title:

Maximum Pro Rata Shares:                Lenders:

Revolving Loans:                        MERCANTILE BUSINESS CREDIT INC.
         $24,062,500.00

                                        By:
                                        Title:

Revolving Loans:                        CITY NATIONAL BANK OF BATON ROUGE
         $19,250,000.00

                                        By:
                                        Title:

Revolving Loans:                        UNION PLANTERS BANK OF LOUISIANA
         $14,437,500.00

                                        By:
                                        Title:

Revolving Loans:                        HIBERNIA NATIONAL BANK
         $19,250,000.00

                                        By:
                                        Title:

                                        Company:
                                        THE SHAW GROUP INC.
                                        B.F. SHAW, INC.
                                        NATIONAL FABRICATORS, INC.
                                        FVF, INCORPORATED
                                        SUNLAND FABRICATORS, INC.
                                        SHAW-FRONEK FABRICATION, INC.
                                        FRONEK ENGINEERING AND CONSULTING, INC.
                                        SHAW INTERNATIONAL, INC.
                                        WORD INDUSTRIES FABRICATORS, INC.
                                        SHAW INDUSTRIAL SUPPLY CO., INC.
                                        ALLOY PIPING PRODUCTS, INC.
                                        MANUFACTURAS SHAW SOUTH AMERICA, C.A.
                                        FRONEK A/DE, INC.
                                        WELDING TECHNOLOGY AND SUPPLY INC.
                                        PIPE SHIELDS, INC.
                                        NAPTECH, INC.
                                        NAPTECH PRESSURE SYSTEMS CORPORATION
                                        FRONEK - REN, s.r.o.
                                        UNITED CRAFTS, INC.
                                        PIPEWORK ENGINEERING AND
                                        DEVELOPMENTS LIMITED


                                        By:
                                               Edward Pagano,  Vice President of
                                               The   Shaw   Group   Inc.,   Vice
                                               President  of  B.F.  Shaw,  Inc.,
                                               Vice    President   of   National
                                               Fabricators, Inc., Vice President
                                               of   FVF,   Incorporated,    Vice
                                               President of Sunland Fabricators,
                                               Inc.,     Vice    President    of
                                               Shaw-Fronek  Fabrication,   Inc.,
                                               Vice    President    of    Fronek
                                               Engineering and Consulting, Inc.,
                                               Vice     President     of    Shaw
                                               International,     Inc.,     Vice
                                               President   of  Word   Industries
                                               Fabricators, Inc., Vice President
                                               of Shaw  Industrial  Supply  Co.,
                                               Inc.,  Vice  President  of  Alloy
                                               Piping   Products,   Inc.,   Vice
                                               President  of  Manufacturas  Shaw
                                               South   America,    C.A.,    Vice
                                               President of Fronek  A/DE,  Inc.,
                                               Vice    President    of   Welding
                                               Technology and Supply Inc.,  Vice
                                               President of Pipe Shields,  Inc.,
                                               Vice President of NAPTech,  Inc.,
                                               Vice    President    of   NAPTech
                                               Pressure   Systems   Corporation,
                                               Vice  President  of Fronek - REN,
                                               s.r.o.,  Vice President of United
                                               Crafts,  Inc.,  Vice President of
                                               Pipework      Engineering     and
                                               Developments Limited

                                 DOCUMENT NAME:FOURTH AMENDMENT TO SECOND
                                 AMENDED LOAN AND SECURITY AGREEMENT
                AUTHOR/OWNER:    MKALTENRIEDER
               CLIENT NUMBER:    299           CLIENT NAME:    MBSL NON RETAINER
                                 ---                           -----------------
               MATTER NUMBER:    19112         MATTER NAME:    SHAW INDUSTRIES
                                 -----                         ---------------
                   PC DOCS #:    838557                        VERSION:    4
          TYPIST/USER'S NAME:    NPARSONS                APPLICATION:    MS WORD
                TODAY'S DATE:    April 14, 1998/4:10 PM
            DOCUMENT HISTORY:
                    COMMENTS:





                            DO NOT DISCARD THIS PAGE



                                                       EXHIBIT 11
                                           Computation of Earnings Per Share
                                        (In thousands, except per share amounts)


                                                              Three Months Ended                Six Months Ended
                                                                      February 28,                     February 28
                                                                 1997               1998         1997             1998
                                                                 ----               ----         ----             ----

Weighted average shares outstanding (used
   in Basic Earnings per share computation)                    11,668             12,508        10,808            12,506

Net effect of dilutive stock options
based on the Treasury Stock method
using average market price                                        303                241           336               240
                                                               ------           --------        ------          -------

Weighted average shares outstanding (used
   in Diluted Earnings per share computation)
                                                               11,971             12,749          11,144          12,746
                                                             ========         ==========        ========       =========

Net income                                                   $  3,588        $     5,338           6,734          10,042
                                                             =========        ==========        ========       =========

Basic Earnings per share                                     $    .31        $       .43        $    .62       $     .80
                                                             ===========     ===========        ========       =========

Diluted earnings per share                                   $       .30     $       .42        $    .60       $     .79
                                                             ===========     ===========        ========       =========
